SOUND SHORE FUND INC.
(the “Fund”)

Supplement dated November 3, 2025 to the Statement of Additional Information (“SAI”)
dated May 1, 2025, as supplemented

The Officers table in section 3 entitled “A. Directors and Officers” on page 11 of the SAI is hereby deleted in its entirety and replaced with the following:

Officers
Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1967	Secretary	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., June 2007 – July 2025; Chartered Financial Analyst.
Charles S. Todd 190 Middle Street, Suite 401 Portland, Maine 04101 Birth Date: September 1971	Treasurer	June 2009 to present	Partner, ACA Group, since 2015.
Andrew Jones 190 Middle Street, Suite 410 Portland, Maine 04101 Birth Date: July 1994	Chief Compliance Officer/AMLCO	September 2025 to present*	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Group, since August 2022.

* Mr. Jones served as the Fund’s Interim Chief Compliance Officer for the period September 12, 2025 until his formal appointment on October 30, 2025.

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For more information, please contact a Fund customer service representative toll free at 1-800-551-1980.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE